UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      August 4, 2009
                                                   -------------------


                               HENRY SCHEIN, INC.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                       0-27078                 11-3136595
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(State or other jurisdiction         (Commission File          (IRS Employer
     of incorporation)                    Number)           Identification No.)


   135 DURYEA ROAD, MELVILLE, NEW YORK                                   11747
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code   (631) 843-5500
                                                    -----------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     On August 4, 2009, Henry Schein, Inc. issued a press release reporting the financial results for the three and six months ended June 27, 2009. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

            (a)  Not applicable.

            (b)  Not applicable.

            (c)  Not applicable.

            (d)  Exhibit 99.1 - Press Release dated August 4, 2009.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HENRY SCHEIN, INC.

                                       By:  /s/ Steven Paladino
                                            ------------------------------------
                                            Steven Paladino
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (principal financial and accounting
                                             officer)

August 4, 2009




                                  EXHIBIT INDEX


Exhibit No.      Description

99.1             Press Release dated August 4, 2009.